UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Creative Medical Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 E Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(480) 399-2822

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CELZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2026, the stockholders of Creative Medical Technology Holdings, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000. The Company filed a Certificate of Amendment with the Secretary of State of the State of Nevada on August 28, 2026 to effect such increase. The Certificate of Amendment has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2026, the Company held a Special Meeting of Stockholders (the “Special Meeting”) to consider and vote on proposals for (i) the approval of an amendment to the Company’s Articles of Incorporation increasing the number of the Company’s authorized shares of common stock from 25,000,000 shares to 100,000,000 shares (“Proposal I” or the “Share Increase Proposal”); and (ii) the approval of the exercise in full of warrants to purchase an aggregate of 5,580,680 shares of the Company’s common stock (the “Investor Warrants”) issued in a private placement on June 30, 2026 (“Proposal II”).  Each of the foregoing proposals is described in more detail in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on July 14, 2026.  Stockholders holding an aggregate of 3,098,886 shares of common stock, representing 65.4% of the outstanding shares of the Company’s common stock as of the record date, and which constituted a quorum, were present in person or represented by proxy at the Special  Meeting.   The results of the voting at the Special  Meeting are presented below.

Proposal I - The Share Increase Proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
2,488,537	595,527	14,822	N/A

Proposal II - The exercise in full of the Investor Warrants was approved as follows:

For	Against	Abstain	Broker Non-Votes
678,541	344,460	17,313	1,092,794

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to Articles of Incorporation of Creative Medical Technology Holdings, Inc., as filed with the Secretary of State of the State of Nevada on August 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: August 31, 2026	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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